UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2005

NEW CENTURY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32314	56-2451736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

On February 14, 2004, the registrant, New Century TRS Holdings, Inc., a wholly owned subsidiary of the registrant (“New Century TRS”), and Wells Fargo Bank, as trustee (the “Trustee”), entered into a Second Supplemental Indenture in connection with the registrant’s agreement to guarantee the payment of New Century TRS’s obligations with respect to its 3.50% Convertible Senior Notes due 2008 (the “Notes”). The Second Supplemental Indenture (the “Second Supplemental Indenture”) amends the Indenture dated as of July 8, 2003 (the “Indenture”), by and between New Century TRS and the Trustee, relating to the Notes, as amended by the First Supplemental Indenture, dated as of September 30, 2004, among the registrant, New Century TRS and the Trustee, to provide, among other things, that the registrant fully and unconditionally guarantees to each holder of a Note the full and punctual payment of principal of, premium, if any, interest on, and any additional amounts with respect to, the Notes when and as the same shall become due and payable, whether at maturity, by acceleration, redemption, repayment or otherwise, in accordance with the terms of the Note and of the Indenture. The registrant’s guarantee obligations arise if New Century TRS fails to punctually pay any such principal, premium, if any, interest, or additional amounts due under the Notes. The Second Supplemental Indenture was filed as Exhibit 4.5 to the joint filing of the registrant’s Post-Effective Amendment No. 1 to the Registration Statement (No. 333-119753) on Form S-3 and New Century TRS’s Post-Effective Amendment No. 5 to the Registration Statement (No. 333-109727) on Form S-3, as filed with the Securities and Exchange Commission on February 14, 2005, and is incorporated as Exhibit 4.1 to this Current Report by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description of Exhibit
4.1	Second Supplemental Indenture dated as of February 14, 2005, by and among New Century Financial Corporation, New Century TRS Holdings, Inc. and Wells Fargo Bank, as trustee (incorporated by reference to Exhibit 4.5 of the joint filing of New Century Financial Corporation’s Post-Effective Amendment No. 1 to the Registration Statement (333-119753) on Form S-3 and New Century TRS’s Post-Effective Amendment No. 5 to the Registration Statement (No. 333-109727) on Form S-3, as filed with the Securities and Exchange Commission on February 14, 2005).

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION

February 18, 2005	By:	/s/ Robert K. Cole
Robert K. Cole
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
4.1	Second Supplemental Indenture dated as of February 14, 2005, by and among New Century Financial Corporation, New Century TRS Holdings, Inc. and Wells Fargo Bank, as trustee (incorporated by reference to Exhibit 4.5 of the joint filing of New Century Financial Corporation’s Post-Effective Amendment No. 1 to the Registration Statement (333-119753) on Form S-3 and New Century TRS’s Post-Effective Amendment No. 5 to the Registration Statement (No. 333-109727) on Form S-3, as filed with the Securities and Exchange Commission on February 14, 2005).